Supplement dated August 18, 2014
to the Classes A, B, C, J, and P Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2014

(As supplemented on March 7, 2014, March 14, 2014, April 28, 2014, June 16, 2014, and July 15, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

PURCHASE OF FUND SHARES

Delete the text under the heading “For Class J Shares”, and substitute:
Class J shares are currently available through registered representatives of:

•
Princor who are also employees of Principal Life distribution channels used to directly market certain products and services of the companies of the Principal Financial Group as well as provide retirement plan services and education on topics such as investing and retirement. These Princor registered representatives are with Principal Connection (part of Principal Bank) and Worksite Solutions (part of the Retirement & Investor Services and US Insurance Solutions Distribution area), and

•	Selected broker-dealers that have entered into a selling agreement to offer Class J shares.

Class J shares are also available through an online IRA rollover tool on www.principal.com.

For more information about Class J shares of the Funds, please call Principal Connection at 1-800-243-4380, extension 704.